EXHIBIT 24.1

POWER OF ATTORNEY

May 1, 2014

Know all men by these presents, that each of Ernest Group, Inc., The Ruby Group, Inc., Chad Richison, SR-EGI, Inc., Shannon Rowe, WK-EGI, Inc., William X. Kerber, III, Jeffrey D. York, ELK II 2012 Descendants’ Trust u/a dated December 26, 2012, SLY II 2012 Descendants’ Trust u/a dated December 26, 2012, Lenox Capital Group, LLC, and Robert J. Levenson hereby constitute and appoint Chad Richison and Craig E. Boelte, as the true and lawful attorneys-in-fact and agents of such party with full power and authority and full power of substitution and resubstitution, for, in the name of, and on behalf of such party, place and stead, in any and all capacities, (i) to execute any and all filings required by such party under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any similar rule with respect to foreign exchanges) or any rule or regulation thereunder (including any amendment, supplement, and/or exhibit thereto), for, in the name of, and on behalf of such party, (ii) to do and perform any and all acts for, in the name of, and on behalf of such party which said attorney-in-fact determines may be necessary or appropriate to complete and execute any and all such filings, amendments, supplements and/or exhibits and any and all other document(s) in connection therewith, (iii) to file such filings, amendments, supplements, exhibits and/or documents with any governmental office or agency, whether U.S., foreign, state or local government (including, without limitation, the U.S. Securities and Exchange Commission and state securities administrators or commissions), or any stock exchange or stock quotation system, as may be required under applicable laws or rules and regulations of any stock exchange or stock quotation system, and (iv) to perform any and all other acts that said attorney-in-fact or agent determines may be necessary or appropriate in connection with the foregoing that may be in the best interest of or legally required by such party, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such party might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof. Each of Ernest Group, Inc., The Ruby Group, Inc., Chad Richison, SR-EGI, Inc., Shannon Rowe, WK-EGI, Inc., William X. Kerber, III, Jeffrey D. York, ELK II 2012 Descendants’ Trust u/a dated December 26, 2012, SLY II 2012 Descendants’ Trust u/a dated December 26, 2012, Lenox Capital Group, LLC, and Robert J. Levenson hereby acknowledges that the foregoing attorneys-in-fact and agents in serving in such capacity at the request of such party, is not assuming any of the responsibilities of such party to comply with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

This Power of Attorney shall remain in full force and effect until each of Ernest Group, Inc., The Ruby Group, Inc., Chad Richison, SR-EGI, Inc., Shannon Rowe, WK-EGI, Inc., William X. Kerber, III, Jeffrey D. York, ELK II 2012 Descendants’ Trust u/a dated December 26, 2012, SLY II 2012 Descendants’ Trust u/a dated December 26, 2012, Lenox Capital Group, LLC, and Robert J. Levenson is no longer required to file reports under Section 13 of the Exchange Act (or any similar rule with respect to foreign exchanges) or any rule or regulation thereunder (including any amendment, supplement, and/or exhibit thereto), unless earlier revoked by any of Ernest Group, Inc., The Ruby Group, Inc., Chad Richison, SR-EGI, Inc., Shannon Rowe, WK-EGI, Inc., William X. Kerber, III, Jeffrey D. York, ELK II 2012 Descendants’ Trust u/a dated December 26, 2012, SLY II 2012 Descendants’ Trust u/a dated December 26, 2012, Lenox Capital Group, LLC, or Robert J. Levenson in a signed writing delivered to Chad Richison and Craig E. Boelte.

IN WITNESS WHEREOF, each party hereto has caused this power of attorney to be executed and effective as of the date first written above.

[Signature Pages Follow]

ERNEST GROUP, INC.

By:	/s/ Chad Richison
	Name:	Chad Richison
	Title:	Director

THE RUBY GROUP, INC.

By:	/s/ Chad Richison
	Name:	Chad Richison
	Title:	Director

CHAD RICHISON

/s/ Chad Richison

SR-EGI, INC.

By:	/s/ Shannon Rowe
	Name:	Shannon Rowe
	Title:	Director

SHANNON ROWE

/s/ Shannon Rowe

WK-EGI, INC.

By:	/s/ William X. Kerber, III
	Name:	William X. Kerber, III
	Title:	Director

WILLIAM X. KERBER, III

/s/ William X. Kerber, III

JEFFREY D. YORK

/s/ Jeffrey D. York

ELK II 2012 DESCENDANTS’ TRUST U/A DATED DECEMBER 26, 2012

By:	/s/ Steven S. Elbaum
	Name:	Steven S. Elbaum
	Title:	Trustee

SLY II 2012 DESCENDANTS’ TRUST U/A DATED DECEMBER 26, 2012

By:	/s/ Steven S. Elbaum
	Name:	Steven S. Elbaum
	Title:	Trustee

Signature Page to Power of Attorney

LENOX CAPITAL GROUP, LLC

By:	/s/ Robert J. Levenson
	Name:	Robert J. Levenson
	Title:	Managing Member

ROBERT J. LEVENSON

/s/ Robert J. Levenson

Signature Page to Power of Attorney